SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 June 23, 2003
                           ________________________
                       (Date of earliest event reported)

                        Tumbleweed Communications Corp.
             _____________________________________________________
            (Exact name of Registrant as specified in its charter)

          Delaware                    000-26223             94-3336053
______________________________________________________________________________
  (State of Incorporation)      (Commission File No.)     (IRS Employer
                                                       Identification No.)

                               700 Saginaw Drive
                        Redwood City, California 94063
                ______________________________________________
         (Address of principal executive offices, including zip code)

                                (650) 216-2000
                ______________________________________________
             (Registrant's telephone number, including area code)

               _________________________________________________
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  Effective June 23, 2003, pursuant to the Agreement and Plan of Reorganization and Merger, dated as of February 18, 2003, as amended (the "Merger Agreement"), by and among Tumbleweed Communications Corp. ("Registrant"), Valicert, Inc., a Delaware Corporation ("Valicert"), and Velocity Acquisition Sub, Inc., a wholly-owned subsidiary of Registrant ("Sub"), Sub was merged with and into Valicert with Valicert continuing as the surviving corporation and a wholly-owned subsidiary of Registrant (the "Merger").

                  Pursuant to the Merger Agreement, as a result of the Merger,
(a) each outstanding share of common stock, par value $.001 per share, of Valicert (the "Valicert Common Stock"), was converted into the right to receive .385 of a fully paid and nonassessable share of common stock, par value $.001 per share, of Registrant; (b) each outstanding option to purchase Valicert Common Stock under Valicert's employee stock option plans (excluding stock purchase rights outstanding pursuant to Valicert's 2000 Employee Stock Purchase Plan) will be assumed by Registrant; and (c) each outstanding warrant to purchase Valicert Common Stock, whether or not exercisable, will be assumed by Registrant. Following consummation of the Merger, Valicert's common stock was delisted from The Nasdaq SmallCap Market. Registrant common stock now trades on The Nasdaq National Market under the symbol "TMWD".

                  The issuance of Registrant common stock under the Merger Agreement as described above was registered under the Securities Act of 1933 pursuant to Registrant's registration statement on Form S-4 (File No. 333-103876) (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") and declared effective on June 2, 2003. The Joint Proxy Statement/Prospectus of Registrant and Valicert included in the Registration Statement contains additional information about this transaction. A copy of the Merger Agreement is attached as Annex A to the Registration Statement (and is incorporated herein by reference).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired.

                  (1) The historical consolidated financial statements of Valicert including Valicert's consolidated balance sheet at December 31, 2002 and 2001, the consolidated statements of operations, cash flows and stockholders' equity for each of the years ended December 31, 2002, 2001 and 2000 and Valicert's Schedule II, Valuation and Qualifying Accounts and Reserves for each of the years ended December 31, 2002, 2001 and 2000 were previously filed by Registrant with the SEC in the Registration Statement (and are incorporated herein by reference).

                  (2) The unaudited consolidated financial statements of Valicert including Valicert's unaudited consolidated balance sheet at March 31, 2003 and the unaudited consolidated statements of operations and cash flows for the three months ended March 31, 2003 and 2002 were previously filed by Registrant with the SEC in the Registration Statement (and are incorporated herein by reference).

         (b)      Pro forma financial information.

                  The unaudited pro forma condensed combined consolidated financial statements of Registrant as of and for the three months ended March 31, 2003 and for the year ended December 31, 2002 giving effect to the merger as a purchase of Valicert by Registrant in accordance with Article 11 of Regulation S-X (17 C.F.R. Section 210.11 (2000)) were previously filed by Registrant with the SEC in the Registration Statement (and are incorporated herein by reference).

         (c)      Exhibits.

                  The following exhibits are being filed with this report.

                  2.1 Agreement and Plan of Reorganization and Merger by and among Tumbleweed Communications Corp., Velocity Acquisition Sub, Inc. and Valicert, Inc., dated as of February 18, 2003 (previously filed with the SEC as Exhibit 2.1 to the Registration Statement and incorporated herein by reference).

                  2.2 Amendment No. 1 to the Agreement and Plan of Reorganization and Merger by and among Tumbleweed Communications Corp., Velocity Acquisition Sub, Inc. and Valicert, Inc., dated as of April 22, 2003 (previously filed with the SEC as Exhibit 2.2 to the Registration Statement and incorporated herein by reference).


                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Tumbleweed Communications Corp.


                                               By:    /s/ Eric Schlezinger
                                                      --------------------------
                                               Name:  Eric Schlezinger
                                               Title:  Assistant Secretary
Date: June 26, 2002



                                      EXHIBIT INDEX

Exhibit No.       Description
-------------     --------------

2.1 Agreement and Plan of Reorganization and Merger by and among Tumbleweed Communications Corp., Velocity Acquisition Sub, Inc. and Valicert, Inc., dated February 18, 2003 (previously filed with the Securities and Exchange Commission as Exhibit
                  2.1 to the Registration Statement and incorporated herein by reference).

2.2 Amendment No. 1 to the Agreement and Plan of Reorganization and Merger by and among Tumbleweed Communications Corp., Velocity Acquisition Sub, Inc. and Valicert, Inc., dated April 22, 2003 (previously filed with the Securities and Exchange Commission as Exhibit 2.2 to the Registration Statement and incorporated herein by reference).